Exhibit 10.7(B)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to Exclusive License Agreement (the “Amendment No. 1”), effective as of September 8, 2014 (the “Effective Date”), is made by and between Memorial Sloan-Kettering Cancer Center, a New York corporation with principal offices at 1275 York Avenue, New York, New York 10065 (“MSKCC”), and Juno Therapeutics, Inc., a Delaware corporation having a principal place of business at 307 Westlake Avenue North, Suite 300, Seattle, Washington 98109 (“Licensee”).

WHEREAS, the parties entered into an Exclusive License Agreement effective November 21, 2013 (the “Original Agreement”); and

WHEREAS, the parties wish to amend the Original Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the premises and mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, MSKCC and Licensee hereby agree as follows:

Definitions. The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Original Agreement shall have the meaning set forth in the Original Agreement.

Survival of Agreement Terms. Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

Amendment. The amendments made hereby are made pursuant to Section 15.10 of the Original Agreement.

Article XIV. In Article XIV of the Original Agreement, the contact information for Licensee is hereby deleted and replaced with the following:

“In the case of LICENSEE:

Juno Therapeutics, Inc.

307 Westlake Avenue North, Suite 300

Seattle, WA 98109

Attn: General Counsel

Tel: 206-582-1600

Fax: 206-582-1700

With a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn: Michael S. Rabson

Tel: 1-650-849-3249

Fax: 1-650-493-6811”

Exhibit A. Exhibit A of the Original Agreement is hereby replaced in its entirety with the Exhibit A attached hereto.

Exhibit B. Exhibit B of the Original Agreement is hereby replaced in its entirety with the Exhibit B attached hereto.

Miscellaneous. This Amendment No. 1 may be executed in any number of counterparts and each of such counterparts shall for all purposes be an original and all such counterparts shall together constitute but one and the same agreement. This Amendment No. 1 may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Amendment No. 1. This Amendment No. 1 shall be governed by New York law.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their duly authorized representatives as of the Effective Date.

MEMORIAL SLOAN-KETTERING CANCER CENTER	JUNO THERAPEUTICS, INC.

/s/ Gregory Raskin	/s/ Hans Bishop
Signature	Signature

Hans Bishop
Printed Name: Gregory Raskin, MD	Printed Name

Chief Executive Officer
Title: Vice President,
Technology Development	Title

9/26/14	Sept. 29, 2014
Date	Date

[Signature Page to Amendment No. 1 to Exclusive License Agreement]

EXHIBIT A—PATENTS AND PATENT APPLICATIONS

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[***] Two pages of this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B—MSKCC-PROVIDED KNOW HOW

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[***] Three pages of this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.